SIGNIFICANT RISKS AND CONCENTRATIONS	12 Months Ended
Dec. 31, 2019
Risks and Uncertainties [Abstract]
SIGNIFICANT RISKS AND CONCENTRATIONS
20.	SIGNIFICANT RISKS AND CONCENTRATIONS

The Company operates in two reportable segments: Cemetery Operations and Funeral Home Operations, with significant concentration in the Cemetery Operations segment. During the years ended December 31, 2019 and 2018, revenues from the Company’s Cemetery Operations represented 82% and 83% of the Company’s consolidated revenue, respectively. During the years ended December 31, 2019 and 2018, sales from the Company’s Cemetery Operations contributed 68% of the Company’s consolidated segment profit.

Although the death care business is relatively stable and predictable, the Company’s results of operations may be subject to seasonal fluctuations in deaths due to weather conditions and illness. Generally, more deaths occur during the winter months, primarily resulting from pneumonia and influenza. In addition, the Company generally performs fewer initial openings and closings in the winter, as the ground is frozen in many of the areas in which the Company operates. The Company may also experience declines in contracts written during the winter months due to inclement weather, which makes it more difficult for the Company’s sales staff to meet with customers.

For the year ended December 31, 2019, revenue from one location represented more than 10% of the Company’s consolidated revenue and revenue from five locations collectively represented approximately 49% of the Company’s consolidated revenue. For the year ended December 31, 2018, revenue from one location represented more than 10% of the Company’s consolidated revenue and revenue from six locations collectively represented approximately 52% of the Company’s consolidated revenue.